April 7, 2025

BNY MELLON INVESTMENT FUNDS IV, INC.

BNY Mellon Tax Managed Growth Fund

Supplement to Statement of Additional Information

Effective as of the close of business on March 28, 2025, BNY Mellon Tax Managed Growth Fund (the "Fund") is no longer offered for investment, and all references to the Fund in the Statement of Additional Information are removed.

The Fund has transferred its assets to BNY Mellon Concentrated Growth ETF (the "Acquiring ETF"), a series of BNY Mellon ETF Trust II, in exchange for whole shares of the Acquiring ETF and the assumption by the Acquiring ETF of the Fund's liabilities.

Investors may obtain a copy of the Prospectus of the Acquiring ETF by calling 1-800-373-9387.

GRP5-SAISTK-0425